ACTIVESHARES® ETF TRUST

LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED JULY 1, 2021 TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION (“SAIs”), EACH AS AMENDED TO DATE, OF THE FUNDS LISTED IN SCHEDULES A AND B

I. Fund Trustee and Officer Changes

Effective July 1, 2021, for each Fund listed in Schedules A and B, the following disclosure replaces the section in each Fund’s SAI titled “Management”:

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is One Franklin Parkway San Mateo, CA 94403-1906. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since July 2021	59	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (payment and financial services) (2020-present); and formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:

Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since July 2021	59	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present) and LegalShield (consumer services) (2020-present); and formerly, Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partners, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years

Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since July 2021	59	None

Principal Occupation During at Least the Past 5 Years:

Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

Interested Trustee and Officers:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years

Jennifer M. Johnson[2] (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since July 2021	70	None

Principal Occupation During at Least the Past 5 Years:

Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of eight of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Fred Jensen (1963) Legg Mason & Co. 620 Eighth Avenue, 47th Floor, New York, NY 10018	Chief Compliance Officer	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003).

Harris Goldblat (1969) Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Vice President and Assistant Secretary	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel to Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director and Associate General Counsel of Legg Mason & Co. (2005 to 2020).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Thomas C. Mandia (1962) Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Vice President and Assistant Secretary	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020).

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; officer of five of the investment companies in Franklin Templeton; and formerly, Managing Director, Head of iShares Product Canada, BlackRock (1998-2014).

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of five of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Note 1: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1.

We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Fund Complex (defined below). These portfolios have a common investment manager or affiliated investment managers.

2.

Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc., which is the parent company of the Manager and Distributor.

The Trust’s independent board members constitute the sole independent board members of five investment companies in the Franklin Templeton and Legg Mason fund complex (referred to herein as “Franklin Templeton Fund Complex”) for which each independent board member currently is paid a $110,000 annual retainer fee, together with a $7,000 per meeting fee ($3,500 per meeting held via telephone) for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust’s lead independent board member is paid an annual supplemental retainer of $15,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds are paid a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to the Trust. Rohit Bhagat, who serves as chairman of the Audit Committee of the Trust and such other funds, receives a fee of $10,000 per year, a portion of which is allocated to the Trust. Board members who serve on the Nominating Committee of the Trust and such other funds are paid a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to the Trust. Anantha K. Pradeep, who serves as chairman of the Nominating Committee of the Trust and such other funds, receives a fee of $10,000 per year, a portion of which is allocated to the Trust.

The following table provides the total fees paid to independent board members by the Trust and by other funds in the Franklin Templeton Fund Complex.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from the Franklin Templeton Fund Complex ($)[2]	Number of Boards in the Franklin Templeton Fund Complex on which Each Serves[3]
Rohit Bhagat	None	169,000	5
Deborah D. McWhinney	None	144,000	5
Anantha K. Pradeep	None	154,000	5

1.

For the one year period ended March 31, 2021. The Trustees were elected Trustees of the Trust effective July 1, 2021. Accordingly, the Trustees did not receive compensation from the Trust for the one year period ended March 31, 2021.

2.

For the calendar year ended December 31, 2020. The Trustees were elected Trustees of the Trust effective July 1, 2021. Accordingly, Trustees did not receive compensation from the Trust for the calendar year ended December 31, 2020.

3.

We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Fund Complex. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each Franklin Templeton fund for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other Franklin Templeton funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2020.

Independent Board Members

Name of Board Member[1]	Dollar Range of Equity Securities in the Fund(s)[1]	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Rohit Bhagat	None	None
Deborah D. McWhinney	None	None
Anantha K. Pradeep	None	None

1.	The Trustees were elected as Trustees of the Trust effective July 1, 2021.

Interested Board Member

Name of Board Member[1]	Dollar Range of Equity Securities in the Fund(s)[1]	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in Franklin Templeton Fund Complex
Jennifer M. Johnson	None	Over $100,000

1.	The Trustee was elected as Trustee of the Trust effective July 1, 2021.

Board committees The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust’s independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust’s financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Rohit Bhagat (Chair), Deborah D. McWhinney and Anantha Pradeep. The Nominating Committee is comprised of the following independent trustees of the Trust: Rohit Bhagat, Deborah D. McWhinney and Anantha Pradeep (Chair).

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board members and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating

Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at One Franklin Parkway, San Mateo, CA 94403-1906 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the one year period ended March 31, 2021, the Audit Committee met twice; the Nominating Committee did not meet.

Board role in risk oversight The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation, liquidity and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues (e.g., COVID-19 related issues), either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Funds.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the board to discuss portfolio performance, including investment risk. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change.

With respect to valuation, the board receives regular written reports that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Audit Committee, on behalf of each Fund, reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Chief Compliance Officer (CCO) of the Funds to discuss compliance issues, including compliance risks. In accordance with SEC rules, the independent board members meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the board. The board adopts compliance policies and procedures for each Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

With respect to liquidity risk, the board receives regular liquidity risk management reports under the Funds’ Liquidity Risk Management (LRM) Program that include information concerning illiquid securities within a Fund’s portfolio. The board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

The Manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure Seventy-five percent of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with Fund management or otherwise as provided under the 1940 Act. While the Chairperson of the Board is an interested person, the board is also served by a lead independent board member. The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members. The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to each Fund and its shareholders.

Trustee qualifications Information on the Fund’s officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the board. As indicated, Rohit Bhagat has extensive experience in the asset management and financial services industries, Deborah D. McWhinney has extensive management, risk and cyber security experience, Dr. Pradeep has served as chief executive officer of consulting and technology companies and Jennifer M. Johnson is a high ranking executive officer of Franklin Templeton.

II. Creation and Redemptions

(i) For each Fund listed in Schedule A, the following disclosure replaces the second and third paragraphs under the title “Fund Deposit” in the “Creations and Redemptions” section of each Fund’s SAI:

Purchases and redemptions of Creation Units also may be made in whole or in part on a cash basis, rather than in kind, in accordance with the Fund’s Basket Procedures, including under the following circumstances: (a) to the extent there is a Cash Component, as described above; (b) if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a purchase or redemption order from an Authorized Participant, the Fund determines to require the purchase or redemption, as applicable, to be made entirely in cash; (d) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, including where: (i) such instruments are not eligible for transfer either through the NSCC process or DTC process; or (ii) in the case of the Fund holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the Fund determines that permitting an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, is in the best interests of the Fund.

The Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. The Fund makes available, through the NSCC, on each Business Day, prior to the opening of trading on the Exchange, currently 9:30 a.m., Eastern time, the identity and the required number of each Deposit Security (if any) and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). The Fund Deposit will be applicable (subject to possible amendment or correction) to creation requests received in proper form. Such Fund Deposit is applicable, subject to any adjustments, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

(iii) For each Fund listed in Schedule A, the following disclosure replaces the third paragraph under the title “Redemption of Creation Units” in the “Creations and Redemptions” section of each Fund’s SAI:

The Fund makes available, through the NSCC, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund’s Redemption Securities and/or an amount of cash (“Cash Amount”), if any, that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form. Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Redemption Securities and Cash Amount is made available. Together, the Fund Securities and the Cash Amount constitute the “Fund Redemption.”

Redemption Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The Fund reserves the right to deliver a nonconforming (i.e., custom) Fund Redemption. All questions as to the composition of the in-kind redemption basket to be included in the Fund Redemption shall be determined by the Trust, in accordance with applicable law, and the Trust’s determination shall be final and binding.

(iv) For each Fund listed in Schedule A, the following disclosure is added as the last paragraph in the “Creations and Redemptions” section of each Fund’s SAI:

Custom Baskets

The Fund may utilize custom creation or redemption baskets consistent with Rule 6c-11 under the 1940 Act. A custom order may be placed when, for example, an Authorized Participant cannot transact in an instrument in the in-kind creation or in-kind redemption basket and therefore has additional cash included in lieu of such instrument. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. These policies and procedures provide detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters, and specify the titles or roles of the employees of the investment manager who are required to review each custom basket for compliance with the parameters.

SCHEDULE A

Fund	Date of Prospectus and SAI
LEGG MASON ETF INVESTMENT TRUST

Legg Mason Small-Cap Quality Value ETF	November 25, 2020
ClearBridge All Cap Growth ESG ETF	January 29, 2021
ClearBridge Dividend Strategy ESG ETF	March 31, 2021
ClearBridge Large Cap Growth ESG ETF	March 31, 2021
Western Asset Short Duration Income ETF	November 25, 2020
Western Asset Total Return ETF	May 1, 2021
Legg Mason Global Infrastructure ETF	March 1, 2021
Legg Mason International Low Volatility High Dividend ETF	March 1, 2021
Legg Mason Low Volatility High Dividend ETF	March 1, 2021

SCHEDULE B

Fund	Date of Prospectus and SAI
ACTIVESHARES® ETF TRUST

ClearBridge Focus Value ESG ETF	January 29, 2021

Please retain this supplement for future reference

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